SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

---------------------------------------------------------------------------------------------------------------------------

Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

---------------------------------------------------------------------------------------------------------------------------

(2)	Aggregate number of securities to which transaction applies:
---------------------------------------------------------------------------------------------------------------------------

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
---------------------------------------------------------------------------------------------------------------------------

(4)	Proposed maximum aggregate value of transaction:
---------------------------------------------------------------------------------------------------------------------------

(5)	Total fee paid:
---------------------------------------------------------------------------------------------------------------------------

[ ]	Fee paid previously with preliminary materials.
---------------------------------------------------------------------------------------------------------------------------

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
---------------------------------------------------------------------------------------------------------------------------

(2)	Form, Schedule or Registration Statement no.:
---------------------------------------------------------------------------------------------------------------------------

(3)	Filing Party:
---------------------------------------------------------------------------------------------------------------------------

(4)	Date Filed:
---------------------------------------------------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

April 13, 2007

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Strategic Income Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), on Friday, May 18, 2007 to consider three Proposals that are described in greater detail in the enclosed proxy statement. We ask you to read the enclosed information carefully and to submit your vote promptly.

As you may know, the Fund currently has no investment advisory agreement and invests all of its assets in certain registered investment companies (“Underlying Portfolios”) managed by Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”). The principal portfolio in which the Fund has invested to date is the Global Macro Portfolio (formerly Strategic Income Portfolio) (the “Portfolio”), which has the same investment objective as the Fund.

     After consideration and recommendation by BMR, the Trustees have determined that it would be in the interests of shareholders to approve (i) an investment advisory agreement between Eaton Vance and the Fund appointing Eaton Vance as the investment adviser of the Fund, pursuant to which Eaton Vance will be responsible for allocating assets among the underlying Portfolios and will also be empowered to invest in other securities in addition to shares of the underlying Portfolios (ii) a new investment advisory agreement between the Portfolio and BMR that would convert the current income and asset based components of the advisory fee into a single asset based fee and consolidate the administration fee into the advisory fee and (iii) a proposal allowing the Fund and the Portfolio in the future to employ sub-advisers without obtaining prior shareholder approval subject to certain conditions. These changes require your approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings.

     If you would like additional information concerning either proposal, please call one of our service representatives at 1-800-262-1122. Your participation in this vote is extremely important.

Sincerely,

_______________________
Thomas E. Faust Jr.
President
Eaton Vance Mutual Funds Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE STRATEGIC INCOME FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2007

A Special Meeting of Shareholders of Eaton Vance Strategic Income Fund will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, May 18, 2007 at 1:00 P.M. (Eastern Standard Time), for the following purposes:

1.	To consider and act upon a proposal to approve an investment advisory agreement between Eaton Vance and the Fund that clarifies Eaton Vance’s responsibility for allocating assets among the Underlying Portfolios and also gives Eaton Vance the ability to invest Fund assets in other securities directly, if appropriate.

2.	To consider and act upon a proposal to approve a new investment advisory agreement between the Portfolio and BMR reflecting a restructured revised advisory fee that would (i) convert the current income and asset based components of the advisory fee into a single asset based fee and (ii) consolidate the administration fee into the advisory fee.

3.	To authorize the Board of Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder/interestholder approval to the extent permitted by applicable law.

4.	To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Trust has fixed the close of business on March 22, 2007 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

_____________________________
Alan R. Dynner
Secretary

April 13, 2007 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Trust avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE STRATEGIC INCOME FUND The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Fund to be held May 18, 2007 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees of the Trust. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, Computershare, 280 Oser Avenue, Hauppauge, NY 11788 or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 13, 2007. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on March 22, 2007 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of March 22, 2007, there were 119,011,158.40 shares of beneficial interest of the Fund consisting of 59,573,800.386 Class A shares, 25,114,154.214 Class B shares and 34,323,203.800 Class C shares.

The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of March 22, 2007 are set forth in Exhibit A. To the knowledge of the Fund no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of the Fund. The Trustees and executive officers of the Trust as a group own beneficially less than 1% of the outstanding shares of the Fund. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business other than the business mentioned in Proposal 1, 2 and 3 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator, or call 1-800-262-1122.

BACKGROUND

     The Fund’s current investment objective is to provide a high level of income and total return. Effective on or about May 18, 2007, pursuant to appropriate shareholder notice, the Fund’s investment objective will change from “income and total return” to “total return,” defined as income plus capital appreciation. The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objective by investing in the Underlying Portfolios, including the Portfolio. However, BMR currently manages the assets of each of the Underlying Portfolios pursuant to investment advisory agreements, each of which was last approved by the Board of Trustees on March 27, 2006.

     Proposal 1. At a meeting of the Board of the Trustees of the Trust on behalf of the Fund held on March 12, 2007, Eaton Vance proposed that the Fund, in addition to continuing to invest in the Underlying Portfolios, be authorized to invest directly in securities and that the Fund enter into an advisory agreement with Eaton Vance clarifying Eaton Vance’s responsibility for allocating assets among the Underlying Portfolios and for managing any direct investments. Under new rules adopted by the Securities and Exchange Commission (the “Commission”) in 2006, open-end investment companies structured as fund-of-funds are permitted to invest directly in securities. Eaton Vance believes that investing directly in securities would permit Eaton Vance to manage the Fund’s exposures without relying on changes to the Underlying Portfolios. In approving the advisory agreement and recommending shareholder approval, the Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to:

  Manage the Fund’s duration, or other general market exposures, using certain derivatives;
  Add exposure to specific market sectors or asset classes without changing an Underlying Portfolio’s investments, which would affect any other fund investing in that portfolio;
  Hedge some of the general market risks of an Underlying Portfolio while retaining the value added by the individual manager; and
  Hedge a portion of the exposures of an Underlying Portfolio while retaining others (e.g., hedging the U.S. government exposure of an Underlying Portfolio while retaining its exposure to high-grade corporate bonds).

     Eaton Vance generally does not intend to invest at the Fund level if it is feasible to create the necessary exposure through the Underlying Portfolios.

     After consideration, the Board decided to propose to shareholders (shareholders of the Fund are referred to as “shareholders” throughout this Proxy Statement, while shareholders of the Portfolio are referred to as “interestholders”) that the Fund appoint Eaton Vance as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and Eaton Vance (the “Fund Advisory Agreement”). The Board determined that it would be in the interest of the Fund to implement the Fund Advisory Agreement to allow the Fund to invest directly in securities.

     The Board approved the Fund Advisory Agreement subject to the approval of a “majority of the outstanding voting securities” of the Fund (as defined below), as required by the Investment Company Act of 1940, as amended (the “1940 Act”). If Proposal 1 is approved, Eaton Vance will serve as the Fund’s investment adviser allocating Fund assets among the Underlying Portfolios and managing Fund assets which are invested directly, if any.

     The Fund will seek the approval of its shareholders for the Fund Advisory Agreement as described in this Proxy Statement under “Proposal 1. Approval of the Fund Advisory Agreement.”

     Proposal 2. At a meeting of the Board of Trustees of the Portfolio held on March 12, 2007, BMR proposed to restructure the Portfolio’s total management fee to (i) convert the current income and asset based components of the advisory fee into a single asset based fee and (ii) consolidate the administration fee into the advisory fee (“New Portfolio Advisory Fee”). The Board believes that the New Portfolio Advisory Fee will better align management’s incentives with the Portfolio’s total return objective. The Board also believes that the revised fee structure is less complex and will tend to result in less volatility in the level of fees (because it is not based on current income).

     After consideration, the Board decided to propose to interestholders that the Portfolio enter into a new investment advisory agreement with BMR (“New Portfolio Advisory Agreement”) reflecting the New Portfolio Advisory Fee. The Board approved the New Portfolio Advisory Agreement reflecting the New Portfolio Advisory Fee subject to the approval of a “majority of the outstanding voting securities” of the Fund, as required by the 1940 Act. If Proposal 2 is approved, BMR will continue to serve as the Portfolio’s investment adviser pursuant to the New Portfolio Advisory Agreement.

     The Portfolio will seek the approval of shareholders, for the New Portfolio Advisory Agreement reflecting the New Portfolio Advisory Fee. Fund shareholders are being asked to vote on the New Portfolio Advisory Agreement described in this

Proxy Statement because the Board of Trustees of the Trust has decided to seek instructions from Fund shareholders as to how to vote on this matter. The Fund will cast its votes at the interestholder meeting of the Portfolio in the same proportion as the Fund shareholder votes cast pursuant to this Proxy Statement. Because the Fund holds 87.9% of the interests in the Portfolio, the Fund’s shareholder vote is very important to passage of this proposal.

     The Fund will seek the approval of Fund shareholders for the New Portfolio Advisory Agreement reflecting the New Portfolio Advisory Fee as described in this Proxy Statement under “Proposal 2. Approval of New Portfolio Advisory Agreement and Restructured Advisory Fee.”

     Proposal 3. The Commission has proposed a new rule that, if adopted, would allow Eaton Vance and/or BMR, in its capacity as the adviser of the Fund and Portfolio, respectively, to hire a sub-adviser or replace an existing sub-adviser for the Fund or Portfolio without obtaining shareholder/interestholder approval, subject to certain conditions. The proposed rule would require Eaton Vance and/or BMR to supervise and oversee the Fund and/or Portfolio's sub-adviser(s). The proposed rule would also require that the hiring of a new or different sub-adviser not increase the fees charged to the Fund or Portfolio and that the Trustees approve the sub-advisory agreement. However, under the proposed rule, the Fund and/or Portfolio must each receive approval of its shareholders/interestholders, as applicable, before either could rely on the proposed rule (if adopted).

     Each of the Fund and the Portfolio is seeking shareholder/interestholder approval of its operation under the new rule if it is adopted by the Commission. The Portfolio will seek the approval of shareholders on the hiring or replacing of a sub-adviser because the Board of Trustees of the Trust has decided to seek instructions from Fund shareholders as to how to vote on this matter. The Fund will cast its votes at the interestholder meeting of the Portfolio in the same proportion as the Fund shareholder votes cast pursuant to this Proxy Statement. Because the Fund holds 87.9% of the interests in the Portfolio, the Fund’s shareholder vote is very important to passage of this proposal.

     If the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described here. Eaton Vance and BMR intend to comply with the terms of the rule as adopted. However, it is possible that the Commission will not adopt the proposed rule at all. If the Commission does not adopt the proposed rule, the Fund and the Portfolio would be required to seek the approval of its shareholders/interestholders, as applicable, before entering into any sub-advisory agreement. Neither Eaton Vance nor BMR has any current intention of hiring a sub-adviser for the Portfolio or Fund.

PROPOSAL 1. APPROVAL OF THE FUND ADVISORY AGREEMENT

     On March 12, 2007, the Board of Trustees of the Trust on behalf of the Fund decided to request shareholder approval to appoint Eaton Vance as the investment adviser to the Fund pursuant to the Fund Advisory Agreement. The Board approved the Fund Advisory Agreement subject to approval by a “majority of the outstanding voting securities” of the Fund. If approved by shareholders, the Fund’s investment adviser will be Eaton Vance. BMR will continue to manage the Portfolio’s investments.

Please refer to Exhibit B attached hereto for the complete terms of the form of the Fund Advisory Agreement. The description of the Fund Advisory Agreement set forth herein is qualified in its entirety by the provisions of the form of agreement in Exhibit B.

Fund Advisory Agreement

     Under the Fund Advisory Agreement, Eaton Vance is responsible for managing the investments and affairs of the Fund and providing related office facilities and personnel subject to the supervision of the Board. Eaton Vance furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. The Fund Advisory Agreement requires Eaton Vance to pay the salaries and fees of all officers and Trustees of the Trust, who are members of Eaton Vance’s organization and all Eaton Vance personnel performing services relating to research and investment activities.

     The Fund Advisory Agreement continues in effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Board of Trustees on behalf of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees on behalf of the Fund or by vote of a “majority of the outstanding voting securities” of the Fund. The Fund Advisory Agreement may be terminated at any time without penalty on 60 days’ written notice by the Board of Trustees of the Trust or by Eaton Vance, or by vote of the “majority of the outstanding voting securities” of the Fund. The Fund Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Fund Advisory Agreement provides that Eaton Vance may render services to others. The Fund Advisory Agreement also provides that Eaton Vance shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Under the Fund Advisory Agreement, Eaton Vance selects the brokers with which fund securities transactions are executed. In connection with the selection of such brokers or dealers and the placing of orders for the purchase or sale of fund securities for the account of the Trust, Eaton Vance is required to adhere to procedures adopted by the Board on behalf of the Fund.

Sub-advisers

     The Fund Advisory Agreement would allow Eaton Vance to enter into an investment sub-advisory agreement with a new sub-adviser or replace an existing sub-adviser with the approval of the Trustees, but without shareholder approval to the extent permitted by the 1940 Act and the rules thereunder. This provision is being included in the Fund Advisory Agreement in connection with a proposed rule under the 1940 Act that, if adopted as proposed by the Commission, would allow mutual fund investment advisers to hire sub-advisers or replace existing sub-advisers without obtaining approval of shareholders. Under the proposed rule, any sub-advisory agreement entered into with a sub-adviser would still require the approval of the Board. In addition, the proposed rule would require that the Fund Advisory Agreement obligate Eaton Vance to supervise the sub-adviser. To comply with this condition, the Fund Advisory Agreement provides for Eaton Vance to supervise any sub-adviser employed by Eaton Vance. The terms of the proposed rule are discussed in more detail in Proposal 3 below.

     Please note that if the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described above. Eaton Vance intends to comply with the terms of the rule as adopted. However, it is also possible that the Commission may not adopt the proposed rule at all. In any event, Eaton Vance and the Fund intend to comply with the requirements of applicable law when appointing investment sub-advisers.

Future Amendments to the Fund Advisory Agreement

The Fund Advisory Agreement would also allow the Board to amend the Fund Advisory Agreement without obtaining shareholder approval when permitted by applicable law. In interpretations of the 1940 Act and the rules thereunder, the staff of the Commission has stated that under certain limited circumstances amendments to an investment advisory agreement may be made without obtaining shareholder approval. For example, the staff of the Commission has stated that a fund may amend its investment advisory agreement to decrease the advisory fee payable to the investment adviser without first obtaining shareholder approval. The Fund Advisory Agreement would allow the Trustees to amend the Fund Advisory Agreement without approval of its shareholders in such circumstances. The Trustees do not have any current intention of amending the Fund Advisory Agreement.

Advisory Fees

     Under the Fund Advisory Agreement, the Fund will be obligated to pay Eaton Vance a monthly advisory fee based on the schedule below only for the portion of the Fund’s investable assets that are invested directly in securities:

Average Daily Net Assets for the Month
(excluding shares of Underlying Portfolios)	Annual Asset Rate

Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

Eaton Vance currently serves as administrator of the Fund, but does not receive compensation for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust on behalf of the Fund, Eaton Vance has been engaged to administer the Fund’s affairs, subject to the supervision of the Board of Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance has no current intention of changing this arrangement.

Eaton Vance currently serves as the investment adviser to the funds listed in Exhibit D, which have an investment objective similar to the Fund (e.g., total return).

Effect of the Fund Level Advisory Fee

To illustrate the impact of the new advisory fee pursuant to the Fund Advisory Agreement, below is a Fund pro forma (i) fee and expense table and (ii) expense example. The fee and expense table and expense example are designed to assist shareholders in evaluating the new Fund advisory fee. The table below compares the Fund’s operating expenses (including the current advisory fee) for the fiscal year October 31, 2006 under the current advisory fee structure to the Fund’s hypothetical operating expenses for the same period if the new advisory fee at the Fund level had been in place for the entire fiscal year and, for example, 5% of the Fund’s net assets were invested directly in securities as opposed to invested in an Underlying Portfolio.

Pro Forma Fee and Expense Table for fiscal year end 10/31/06

Shareholder Fees: (fees paid directly	With Current Fees in Place			Pro Forma with Proposed Fund Level
from your investment)	as of 10/31/06			Advisory Fee in Place

	Class A	Class B	Class C	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a
percentage of offering price)	4.75%	None	None	4.75%	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of net asset
value at time of purchase or redemption)	None	5.00%	1.00%	None	5.00%	1.00%

Maximum Sales Charge (Load) Imposed
on Reinvested Distributions	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund	With Current Fees in Place			Pro Forma with Proposed Fund level
and Portfolio assets)	as of 10/31/06			Advisory Fee in Place

	Class A	Class B	Class C	Class A	Class B	Class C

Management Fees	None	None	None	0.03%	0.03%	0.03%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	1.00%	1.00%

Other Expenses	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%

Acquired Fund Fees and Expenses	0.63%*	0.63%*	0 .63%*	0.61%**	0.61%**	0.61%**

Total Annual Operating Expenses	0.99%	1.74%	1.74%	1.00%	1.75%	1.75%

*	Reflects the Fund’s allocable share of the advisory fee (including administration fee) and other expenses of portfolios in which the Fund invests (including the Portfolio). Of this amount, advisory fees (including administration fee) were $4,000,030 or 0.57% of the Fund’s average net assets.

**	Reflects the Fund’s allocable share of the pro forma advisory fee and other expenses of the portfolios in which the Fund invests (including the Portfolio). Of this amount, pro forma advisory fees would be $4,095,415 or 0.58% of net assets

Evaluation by the Board

     At the meeting held on March 12, 2007, the Board approved the Fund Advisory Agreement subject to approval by a “majority of the outstanding voting securities” of the Fund. If the shareholders approve Proposal 1, the Fund’s investment adviser will be Eaton Vance. For a discussion of the factors considered by the Board approving the Fund Advisory Agreement, please see Appendix A hereto.

Vote Required to Approve Proposal 1

     Approval of the Fund Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund, or (b) 67% or more of the voting securities of the Fund present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy.

     If the Proposal is not approved, the Board of Trustees of the Trust will consider what actions may be appropriate and in the interest of shareholders.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the Fund Advisory Agreement between Eaton Vance and the Fund.

PROPOSAL 2. APPROVAL OF NEW PORTFOLIO ADVISORY AGREEMENT

AND RESTRUCTURED ADVISORY FEE

As noted above, BMR manages the assets of the Portfolio pursuant to an investment advisory agreement dated March 1, 1994, as amended (“Current Portfolio Advisory Agreement”). At the meeting held on March 12, 2007, the Board of Trustees of the Portfolio approved the New Portfolio Advisory Agreement to reflect the New Portfolio Advisory Fee, subject to approval by interestholders of the Portfolio. A form of the New Portfolio Advisory Agreement containing the restructured advisory fee is attached as Exhibit C. The description of the New Portfolio Advisory Agreement set forth herein is qualified in its entirety by the provisions of the new advisory agreement in Exhibit C.

Change of Advisory Fee Structure under the New Portfolio Advisory Agreement

BMR currently provides investment advisory services to the Portfolio under the Current Portfolio Advisory Agreement. This agreement provides for the Portfolio to pay a monthly advisory fee equal to the aggregate of a daily assets based fee and a daily income based fee. The advisory fees are currently determined based on the schedule below. The Portfolio also currently pays an administration fee of 0.15% annually of its average daily net assets to BMR for administrative services and office facilities provided to the Portfolio. BMR will continue to provide administrative services and facilities to the Portfolio; however, the administration fee will be reduced to zero.

Portfolio Net Assets	Annual Asset Rate	Daily Income Rate

up to $500 million	0.275%	2.75%

$500 million but less than $1 billion	0.250%	2.50%

$1 billion but less than $1.5 billion	0.225%	2.25%

$1.5 billion but less than $2 billion	0.200%	2.00%

$2 billion but less than $3 billion	0.175%	1.75%

$3 billion and over	0.150%	1.50%

     For the fiscal year ended October 31, 2006, the Portfolio paid advisory fees (not including administration fees) for services provided pursuant to the Current Portfolio Advisory Agreement in the amount of $2,172,996. The Fund’s allocable portion of these fees for fiscal year ended October 31, 2006 was $2,022,478. As of October 31, 2006, the Fund had net assets of $835,218,886. No commissions were paid by the Fund during its last fiscal year to any affiliated brokers.

Under the proposed terms of the New Portfolio Advisory Agreement below, the Portfolio’s total management fee would be revised to reflect the New Portfolio Advisory Fee, which as stated previously, (i) converts the current income and asset based components of the advisory fee into a single asset based fee and (ii) consolidates the administration fee into the advisory fee.

Portfolio Net Assets	Annual Fee Rate

up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

Effect of the New Portfolio Advisory Fee

To illustrate the impact of the New Portfolio Advisory Fee, below is a Fund pro forma (i) fee and expense table and (ii) expense example. The fee and expense table and expense example are designed to assist shareholders in evaluating the New Portfolio Advisory Fee. The table below compares the Fund’s operating expenses (including the current advisory fee) for the fiscal year October 31, 2006 under the Current Portfolio Advisory Agreement and current advisory fee structure to the Portfolio’s hypothetical operating expenses for the same period if the New Portfolio Advisory Agreement and New Portfolio Advisory Fee had been in place for the entire fiscal year.

Pro Forma Fee and Expense Table for fiscal year ended 10/31/06

Shareholder Fees: (fees paid directly	With Current Fees in Place
from your investment)	as of 10/31/06			Pro Forma with Proposed Fees in Place

	Class A	Class B	Class C	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a
percentage of offering price)	4.75%	None	None	4.75%	None	None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of net asset
value at time of purchase or redemption)	None	5.00%	1.00%	None	5.00%	1.00%

Maximum Sales Charge (Load) Imposed
on Reinvested Distributions	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund	With Current Fees in Place
and Portfolio assets)	as of 10/31/06			Pro Forma with Proposed Fees in Place

	Class A	Class B	Class C	Class A	Class B	Class C

Management Fees	None	None	None	None***	None***	None***

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	1.00%	1.00%

Other Expenses	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%

Acquired Fund Fees and Expenses	0.63%*	0.63%*	0 .63%*	0.64%**	0.64%**	0.64%**

Total Annual Operating Expenses	0.99%	1.74%	1.74%	1.00%	1.75%	1.75%

*	Reflects the Fund’s allocable share of the advisory fee (including administration fee) and other expenses of the Underlying Portfolios (including the Portfolio). Of this amount, advisory fees (including administration fee) were $4,000,030 or 0.57% of the Fund’s average net assets. Of this $4,000,030, $2,704,887 represents the Fund’s allocable portion of the Portfolio’s advisory fees (including administration fees).

**	Reflects the Fund’s allocable share of the pro forma advisory fee and other expenses of the Underlying Portfolios (including the Portfolio). Of this amount, pro forma advisory fees would be $4,095,415 or 0.58% of net assets. Of this $4,095,415, $2,800,272 would represent the Fund’s allocable portion of the Portfolio’s advisory fees.

***	Assuming no assets are held directly by the Fund. However, the total annual operating expenses would not be expected to change materially if the Fund held assets directly because increases in direct management fees (charged on the directly held assets) would be offset by decreases in acquired fund expenses (which are not charged on directly held assets).

Interest Rate Effect

It is important to consider the effect of short-term interest rates on the earning power of assets. Depending on the volatility of short-term interest rates, the Portfolio’s current advisory fee would be higher or lower during certain time periods. The New Portfolio Advisory Fee will help to eliminate the volatility incorporated in the current advisory fee by the income-based portion. The table below illustrates that volatility of the current advisory fee for the Portfolio from fiscal year 2000 through fiscal year 2006.

Portfolio FYE	Advisory Fee*	Administrative Fee	Total

2006	0.44	0.15	0.59

2005	0.44	0.15	0.59

2004	0.46	0.15	0.61

2003	0.47	0.15	0.62

2002	0.50	0.15	0.65

2001	0.52	0.15	0.67

2000	0.53	0.15	0.68

* includes income-based fee

To further illustrate the New Portfolio Advisory Fee, below is a comparison of (i) the total advisory fee (including administration fees) under the current Portfolio advisory fee to (ii) the total advisory fee under the New Portfolio Advisory Fee for the first fiscal quarter of 2007. It is important to note this comparison as the Portfolio’s total net assets exceeded $500 million for first fiscal quarter 2007 and, therefore, reached the first breakpoint in the fee schedule, affecting both the current fee and the New Portfolio Advisory Fee.

	Total Advisory Fees	Total Advisory Fees
	(current structure)	(proposed structure)

Global Macro Portfolio (for quarter ended 1/31/07)*	0.613%	0.612%

*reflecting net assets at quarter end.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example as of 10/31/06

With Current Fees in Place – As of 10/31/06

	1 Year	3 Years	5 Years	10 Years

Class A shares	$571	$775	$ 996	$1,630

Class B shares*	$677	$948	$1,144	$1,853

Class C shares	$277	$548	$ 944	$2,052

Pro Forma with Proposed Fees in Place – As of 10/31/06

	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$778	$1,001	$1,641

Class B shares*	$678	$951	$1,149	$1,864

Class C shares	$278	$551	$ 949	$2,062

Example as of First Quarter Ended 1/31/07

With Current Fees in Place – For the first quarter ended 1/31/07

	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$778	$1,001	$1,641

Class B shares*	$678	$951	$1,149	$1,864

Class C shares	$278	$551	$ 949	$2,062

Pro Forma with Proposed Fees in Place – For the first quarter ended 1/31/07

	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$778	$1,001	$1,641

Class B shares*	$678	$951	$1,149	$1,864

Class C shares	$278	$551	$ 949	$2,062

* Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

BMR does not currently manage a portfolio in a manner substantially similar to that of the Portfolio. However, BMR currently serves as an adviser to the portfolios listed on Exhibit E, which have an investment objective similar to the Portfolio (e.g., total return and/or income).

New Portfolio Advisory Agreement

The New Portfolio Advisory Agreement does not differ from the Current Portfolio Advisory Agreement with BMR dated March 1, 1994, as amended, except for the New Portfolio Advisory Fee and the added provision regarding the engagement and termination of a sub-adviser as discussed further below.

Under the New Portfolio Advisory Agreement, BMR is responsible for managing the investments and affairs of the Portfolio providing related office facilities and personnel subject to the supervision of the Trustees. BMR furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The New Portfolio Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio, who are members of BMR’s organization and all BMR personnel performing services relating to research and investment activities.

     The New Portfolio Advisory Agreement continues in effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Board of Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The New Portfolio Advisory Agreement may be terminated at any time without penalty on 60 days’ written notice by the Board of Trustees of the Portfolio or by BMR, or by vote of the majority of the outstanding voting securities of the Portfolio. The New Portfolio Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The New Portfolio Advisory Agreement provides that BMR may render services to others. The New Portfolio Advisory Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. These terms are substantially unchanged from those contained in the current Portfolio Advisory Agreement.

BMR will have the same obligations under the New Portfolio Advisory Agreement with respect to brokerage activities as BMR has under the Current Portfolio Advisory Agreement. Under the New Portfolio Advisory Agreement, BMR selects the brokers with which fund securities transactions are executed. In connection with the selection of such brokers or dealers and the placing of orders for the purchase or sale of fund securities for the account of the Portfolio, BMR is required to adhere to procedures adopted by the Board of Trustees of the Portfolio.

Sub-advisers

     The New Portfolio Advisory Agreement would allow BMR to enter into an investment sub-advisory agreement with a new sub-adviser or replace an existing sub-adviser with the approval of the Trustees, but without shareholder approval to the extent permitted by the 1940 Act and the rules thereunder. This provision is being included in the New Portfolio Advisory Agreement in connection with a proposed rule under the 1940 Act that, if adopted as proposed by the Commission, would allow mutual fund investment advisers to hire sub-advisers or replace existing sub-advisers without obtaining approval of interestholders. Under the proposed rule, any sub-advisory agreement entered into with a sub-adviser would still require the approval of the Trustees. In addition the proposed rule would require that the New Portfolio Advisory Agreement obligate BMR to supervise the sub-adviser. To comply with this condition, the New Portfolio Advisory Agreement provides for BMR to supervise any sub-adviser employed by BMR. The terms of the proposed rule are discussed in more detail in Proposal 3 below.

     Please note that if the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described above. BMR intends to comply with the terms of the rule as adopted. However, it is also possible that the Commission may not adopt the proposed rule at all. In any event, BMR and the Portfolio intend to comply with the requirements of applicable law when appointing investment sub-advisers.

Evaluation by the Board

     At the meeting held on March 12, 2007, the Board approved the New Portfolio Advisory Agreement subject to approval by a “majority of the outstanding voting securities” of the Portfolio. If the shareholders approve Proposal 2, the Portfolio’s investment adviser will continue to be BMR. For a discussion of the factors considered by the Trustees in approving the New Portfolio Agreement, please see Appendix B hereto.

Vote Required to Approve Proposal 2

     Approval of the New Portfolio Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund will cast its votes with respect to the New Portfolio Advisory Agreement in the same proportion as the votes of the Fund shareholders cast at the meeting.

     If the Proposal is not approved, the Board of Trustees of the Portfolio will consider what actions may be appropriate and in the interest of shareholders.

The Board of Trustees of the Trust recommends that the shareholders of the Fund vote FOR the approval of the New Portfolio Advisory Agreement between BMR and the Portfolio.

PROPOSAL 3. TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT
INVESTMENT SUB-ADVISERS AND ENTER INTO INVESTMENT SUB-ADVISORY
AGREEMENTS WITHOUT OBTAINING SHAREHOLDER/INTEREST HOLDER APPROVAL
TO THE EXTENT PERMITTED BY APPLICABLE LAW

     The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by holders of a majority of the outstanding voting securities of that investment company. This requirement currently applies to the appointment of any new sub-adviser to the Fund or Portfolio. However, the Commission has proposed a new rule that, if adopted, would allow Eaton Vance, in its capacity as the adviser of the Fund (the “Fund Adviser”) and BMR, in its capacity as the adviser of the Portfolio (the “Portfolio Adviser”) to hire a sub-adviser or replace an existing sub-adviser for the Fund or Portfolio without obtaining shareholder/interestholder approval, subject to certain conditions. The proposed rule would require each adviser to supervise and oversee the Fund’s or Portfolio's sub-adviser(s), as appropriate. The proposed rule would also require that the hiring of a new or different sub-adviser not increase the fees charged to the Fund or Portfolio and that the Trustees approve the sub-advisory agreement(s). However, before the Fund or Portfolio could rely on the proposed rule (if adopted), the Fund or Portfolio must receive approval of its shareholders/interestholders to do so.

     Each of the Fund and the Portfolio is seeking shareholder/interestholder approval of its operation under the new rule if it is adopted by the Commission. As noted in Proposals 1 and 2 above, if the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described here. Each adviser intends to comply with the terms of the rule as adopted. However, it is possible that the Commission will not adopt the proposed rule at all. If the Commission does not adopt the proposed rule, each of the Fund and the Portfolio would be required to seek the approval of its shareholders/interestholders, as applicable, before entering into any new sub-advisory agreement.

     This Proposal 3 is intended to facilitate the efficient supervision and management of the sub-adviser by each adviser and the Board of Trustees of the Trust on behalf of the Fund and the Portfolio. Each adviser will monitor the performance of the sub-adviser and may, from time to time, recommend that the Trustees replace a sub-adviser or appoint additional sub-advisers, depending on the adviser’s assessment of which sub-adviser or combination of sub-advisers it believes will optimize the Fund’s and/or the Portfolio’s chances of achieving its investment objective. If Fund shareholders and/or Portfolio interestholders approve this proposal and the Commission adopts the proposed rule, the Fund and/or Portfolio would no longer be required to call a shareholder/interestholder meeting, as applicable, each time a new or replacement sub-adviser is appointed by the Fund and/or the Portfolio. Shareholders/interestholders of the Fund and/or the Portfolio would no longer be asked to vote on the new sub-adviser.

     Shareholder/interestholder meetings entail substantial costs that could diminish the benefits of any sub-advisory arrangements. These costs must be weighed against the benefits of shareholder/interestholder scrutiny of proposed contracts with additional or replacement sub-advisers. However, even in the absence of shareholder/ interestholder approval, any proposal to add or replace sub-advisers would receive careful review. First, each adviser would assess the Fund’s or the Portfolio’s needs and, if it believed additional or replacement sub-advisers could benefit the Fund or the Portfolio, would search for available investment sub-advisers. Second, any recommendations made by an adviser would have to be approved by a majority of the Trustees of the Trust on behalf of the Fund and/or the Portfolio, including a majority of the Independent Trustees. In selecting any new or replacement sub-advisers, the Trustees are required to determine that an investment sub-advisory agreement with the sub-adviser, including the fee structure, is in the interests of the Fund and/or Portfolio and its shareholders/interestholders.

     The Board of Trustees of the Trust on behalf of the Fund and the Portfolio believe that the proposed authority for the Trustees to select and change investment sub-advisers and enter into investment sub-advisory agreements without obtaining the approval of shareholders/interestholders, subject to the Commission’s adoption of the new rule, is in the best interests of the Fund shareholders as well as of the Portfolio interestholders.

Vote Required to Approve Proposal 3

     Approval to authorize the Trustees of the Trust on behalf of the Fund and the Portfolio to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder/interestholder approval requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund and the Portfolio, as that term is defined in Proposal 1 and 2 above. The Fund will cast its votes with respect to this matter in the same proportion as the votes of the Fund shareholders cast at the meeting on Proposal 2.

     If the Proposal is not approved, the Fund and/or Portfolio continue to be required to seek the approval of its shareholders/interestholders to hire new sub-advisers or replace an existing sub-adviser.

The Board of Trustees of the Trust and the Portfolio unanimously recommend that shareholders of the Fund vote FOR authorizing the Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining shareholder/interestholder approval.

_________________________

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

BMR serves as investment adviser and administrator to the Portfolio, as well as many of the other portfolios in the Eaton Vance Group of Funds in which the Fund invests including Boston Income Portfolio, Floating Rate Portfolio, High Income Portfolio, Investment Grade Income Portfolio and Investment Portfolio (the “Portfolios”). BMR is a subsidiary of Eaton Vance. Eaton Vance serves as investment adviser to the Fund, as well as many of the other funds in the Eaton Vance Group of Funds. BMR and Eaton Vance are indirect, wholly owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland Corporation and publicly held holding company. Eaton Vance is administrator to the Fund, but currently receives no fee. James B. Hawkes, Chief Executive Officer of BMR, also serves as a Trustee of the Fund and the Portfolio. For the fiscal year ended October 31, 2006, BMR earned administration fees of $732,529 from the Portfolio, equivalent to 0.15% of the Portfolio’s average daily net assets for the year. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The Fund accrued and/or paid EVD $818,765 for its distribution services for the year ended October 31, 2006. EVD receives no compensation for acting as placement agent for the Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Officers of the Trust and Portfolios

The officers of the Trust and Portfolios and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Trust and the Portfolios benefit from the advisory fees paid by the Portfolios to BMR. Unless otherwise indicated, the positions listed under “Position(s) Held with the Trust and/or Portfolios” are held with both the Trust and the Portfolios.

As used in the table below, “EVM” refers to Eaton Vance Management, “EV” refers to Eaton Vance, Inc., “Parametric” refers to Parametric Portfolio Associates, “GMP” refers to Global Macro Portfolio, “BIP” refers to Boston Income Portfolio, “FRP” refers to Floating Rate Portfolio, “HIP” refers to High Income Portfolio, “IGIP” refers to Investment Grade Income Portfolio and “IP” refers to Investment Portfolio.

	Position(s) Held	Term of Office
Name, Address	with	and Length of	Principal Occupations
and Age(1)	Trust/Portfolio	Time Served	During Past Five Years

Thomas E. Faust	President of the	Since 2002	President of EVC, EVM, BMR and EV, and Director of EVC.
Jr.	Trust		Chief Investment Officer of EVC, EVM and BMR. Officer of 72
DOB: 5/31/58			registered investment companies and 5 private investment
companies managed by EVM or BMR.

William H.	Vice President of	Since 1995	Vice President of EVM and BMR. Officer of 71 investment
Ahern, Jr.	the Trust		companies managed by EVM or BMR.
DOB: 7/28/59

Cynthia J.	Vice President of	Since 2005	Vice President of EVM and BMR. Officer of 86 investment
Clemson	the Trust		companies managed by EVM or BMR.
DOB: 3/2/63

	Position(s) Held	Term of Office
Name, Address	with	and Length of	Principal Occupations
and Age(1)	Trust/Portfolio	Time Served	During Past Five Years

Thomas P.	Vice President of	For HIP since 2000	Vice President of EVM and BMR. Officer of 4 registered
Huggins	BIP and HIP	and for BIP since	investment companies managed by EVM or BMR.
DOB: 3/7/66		2001

Elizabeth S.	President of IGIP	Since 2002*	Vice President of EVM and BMR. Officer of 17 investment
Kenyon			companies managed by EVM or BMR.
DOB: 9/8/59

Aamer Khan	Vice President of	Since 2005	Vice President of EVM and BMR. Officer of 29 investment
DOB: 6/7/60	the Trust		companies managed by EVM or BMR.

Duke E.	Vice President of	Since 2006	Vice President of EVM and BMR. Officer of 16 investment
Laflamme	IGIP		companies managed by EVM or BMR.
DOB: 7/8/69

Thomas H. Luster	Vice President of	For the Trust since	Vice President of EVM and BMR. Officer of 45 investment
DOB: 4/8/62	the Trust and	2006 and for IGIP	companies managed by EVM or BMR.
	IGIP	since 2002

Michael R. Mach	Vice President of	Since 1999	Vice President of EVM and BMR. Officer of 51 investment
DOB: 7/15/47	the Trust		companies managed by EVM or BMR.

Robert B.	Vice President of	Since 1998	Vice President of EVM and BMR. Officer of 86 investment
MacIntosh	the Trust		companies managed by EVM or BMR.
DOB: 1/22/57

Scott H. Page	Vice President of	Since 2000	Vice President of EVM and BMR. Officer of 15 investment
DOB: 11/30/59	FRP		companies managed by EVM or BMR.

Cliff Quisenberry,	Vice President of	Since 2006	Vice President and Director of Research and Product
Jr.	the Trust		Development of Parametric. Officer of 30 registered investment
DOB: 1/1/65			companies managed by EVM or BMR.

Duncan W.	Vice President of	Since 2001	Executive Vice President and Chief Equity Investment Officer of
Richardson	the Trust		EVC, EVM and BMR. Officer of 72 registered investment
DOB: 10/26/57			companies managed by EVM or BMR.

Walter A. Row,	Vice President of	Since 2001	Director of Equity Research and a Vice President of EVM and
III	the Trust		BMR. Officer of 34 registered investment companies managed
DOB: 7/20/57			by EVM or BMR.

Judith A. Saryan	Vice President of	Since 2003	Vice President of EVM and BMR. Officer of 50 investment
DOB: 8/21/54	the Trust		companies managed by EVM or BMR.

Susan Schiff	Vice President of	Since 2002	Vice President of EVM and BMR. Officer of 30 investment
DOB: 3/13/61	the Trust and		companies managed by EVM or BMR.
GMP

Thomas Seto	Vice President of	Since 2007	Vice President and Director of Portfolio Management of
DOB: 9/27/62	the Trust		Parametric. Officer of 27 investment companies managed by
EVM or BMR.

	Position(s) Held	Term of Office
Name, Address	with	and Length of	Principal Occupations
and Age(1)	Trust/Portfolio	Time Served	During Past Five Years

David M. Stein	Vice President of	Since 2007	Managing Director and Chief Investment Officer of Parametric.
DOB: 5/4/51	the Trust		Officer of 27 investment companies managed by EVM or BMR.

Payson F.	President of FRP	Since 2002*	Vice President of EVM and BMR. Officer of 15 investment
Swaffield			companies managed by EVM or BMR.
DOB: 8/13/56

Mark S. Venezia	Vice President of the	Vice President of	President of EVM and BMR. Officer of 30 investment
DOB: 5/23/49	Trust; President of	the Trust since 2007;	companies managed by EVM or BMR.
	GMP and IP	President of GMP and
IP since 2002*

Michael W.	President of BIP	Since 2002*	Vice President of EVM and BMR. Officer of 24 investment
Weilheimer	and HIP		companies managed by EVM or BMR.
DOB: 3/2/63

William J. Austin,	Treasurer of IGIP	Since 2002*	Vice President of EVM and BMR. Officer of 52 registered
Jr.			investment companies managed by EVM or BMR.
DOB: 12/27/51

Barbara E.	Treasurer of the	Since 2005*	Vice President of EVM and BMR. Officer of 171 registered
Campbell	Trust		investment companies managed by EVM or BMR.
DOB: 6/19/57

Dan A. Maalouly	Treasurer of BIP,	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at
DOB: 3/25/62	FRP, GMP, HIP		PricewaterhouseCoopers LLP (1997-2005). Officer of 71
	and IP		investment companies managed by EVM or BMR.

Alan R. Dynner	Secretary	For the Trust, HIP	Vice President, Secretary and Chief Legal Officer of EVM, BMR,
DOB: 10/10/40		and GMP since	EVD, EV and EVC. Officer of 171 registered investment
		1997, for FRP and	companies managed by EVM or BMR.
IGIP since 2000,
for BIP since 2001
and for IP since
2002

Paul M. O’Neil	Chief	Since 2004	Vice President of EVM and BMR. Officer of 171 registered
DOB: 7/11/53	Compliance		investment companies managed by EVM or BMR.
Officer

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

* Prior to 2002, Ms. Kenyon served as Vice President of IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2002 Mr. Venezia served as Vice President of GMP since 1992, Mr. Weilheimer served as Vice President of BIP since 2001 and HIP since 1995 and Mr. Austin served as Assistant Treasurer of IGIP since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund’s transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The Fund has retained Computershare to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $75,000, including out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by Computershare, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are
_____
..

     Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. Abstentions will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not be counted for quorum purposes and will not be voted. Shares for which votes are not received which are not held by nominees, to the best of the Fund’s knowledge, will not be counted as present for quorum purposes, but will be voted in proportion to votes actually received.

     Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

Householding

     One proxy statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the proxy statement by calling 1-800-262-1122 or writing to Eaton Vance Management, 255 State Street, Boston, Massachusetts 02109.

April 13, 2007

APPENDIX A

Eaton Vance Strategic Income Fund Advisory Agreement

Considerations of the Trustees

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on March 12, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Strategic Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”). The Board noted that the Fund is structured as a fund-of-funds and will continue to invest principally in Global Macro Portfolio, Boston Income Portfolio, Floating Rate Portfolio, High Income Portfolio, Investment Grade Income Portfolio and Investment Portfolio (the “Underlying Funds”), although it will have the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research (“BMR”), an affiliate of the Adviser. The Board reviewed information furnished for the March 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds, including the Underlying Funds. Such information included, among other things, the following:

Information about Fees, Underlying Fund Performance and Expenses

  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund under the new agreement;
  An independent report comparing the investment performance of the Underlying Funds to the investment performance of comparable funds over various time periods;
  Data regarding investment performance of the Underlying Funds in comparison to relevant peer groups of funds and appropriate indices;
  Comparative information concerning fees charged by the Adviser and BMR for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Underlying Funds, and concerning fees charged by other advisers for managing funds similar to the Fund and the Underlying Funds;

Information about Portfolio Management

  Descriptions of the investment management services to be provided to the Fund and the Underlying Funds, including the investment strategies and processes to be employed;
  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, in the event the Fund chooses to invest directly, and by BMR for the Underlying Funds, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s and the Underlying Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
  The procedures and processes to be used to determine the fair value of Fund and Underlying Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and BMR

  Reports detailing the financial results and condition of the Adviser and BMR;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Underlying Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator) and BMR; and
  The terms of the advisory agreement of the Fund and of the Underlying Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund and to the Underlying Funds by the Adviser and BMR.

The Board considered the Adviser’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Underlying Funds and the Fund. The Board noted the Adviser’s and BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management. In approving the Advisory Agreement, the Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing an underlying portfolio’s investments, which would affect any other fund investing in that portfolio; hedge some of the general market risks of an underlying portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of an underlying portfolio while retaining others (e.g., hedging the U.S. government exposure of an underlying portfolio while retaining its exposure to high-grade corporate bonds). The Board further noted that the Adviser would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, for investing in other securities, but would not receive a separate fee for the rebalancing.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-and three-year periods ended September 30, 2006 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and estimated expense ratio under the new Agreement. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the total fees to be paid on the expected allocation among the Underlying Fund(s).

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and BMR, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

APPENDIX B

Global Macro Portfolio Advisory Agreement

Considerations of the Trustees

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on March 12, 2007, the Board, including a majority of the Independent Trustees, voted to approve the new investment advisory agreement of Global Macro Portfolio (the “Portfolio”) with Boston Management and Research (“BMR” or the “Adviser”). The Board reviewed information furnished for the March 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds, including the prior investment advisory agreement with respect to the Portfolio. Such information included, among other things, the following:

Information about Fees, Portfolio Performance and Expenses

  The advisory and related fees to be paid by the Portfolio and the anticipated expense ratio of the Portfolio, under the prior fee schedule which included an income-based component and an asset-based component of the advisory fee as well as a separate administrative fee, as well as under the new agreement which provides for one asset-based fee with no income component and no administrative fee;
  An independent report comparing the investment performance of the Portfolio to the investment performance of comparable funds over various time periods;
  Data regarding investment performance of the Portfolio in comparison to relevant peer groups of funds and appropriate indices;
  Comparative information concerning fees charged by BMR for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

  Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
  Information concerning the allocation of brokerage and the benefits expected to be received by BMR as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Portfolio’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
  The procedures and processes to be used to determine the fair value of Portfolio F assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about BMR

  Reports detailing the financial results and condition of BMR and its affiliates;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Copies of the Codes of Ethics of BMR and its affiliates, together with information relating to compliance with and the administration of such codes;
  Information concerning the resources devoted to compliance efforts undertaken by BMR and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of BMR and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and Portfolio accountants by BMR (which is also the administrator); and
  The terms of the advisory agreement of the Portfolio.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement with BMR, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by BMR.

The Board considered BMR’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of BMR and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by BMR, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-and three-year periods ended September 30, 2006 for the Portfolio. The Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be payable by the Portfolio, (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees and estimated expense ratio under the prior fee arrangement as well as under the proposed fee arrangement. The Board believes that the New Portfolio Advisory Fee will better align management’s incentives with the Portfolio’s total return objective. The Board also noted that eliminating the income-based component of the fee could be expected to result in lower volatility in the fees payable.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by BMR, the Board concluded with respect to the Portfolio that the management fees proposed to be charged to the Portfolio for advisory and related services and the total expense ratio of the Portfolio are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels. Based upon the foregoing, the Board concluded that BMR and its affiliates and the Portfolio can be expected to share such benefits equitably.

Exhibit A

As of March 22, 2007, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Amount of Shares
	Address	and % Owned
Class A Shares
Class B Shares
Class C Shares

The Eaton Vance Management Master Trust for Retirement Plans is the retirement and profit sharing plans sponsored by Eaton Vance and certain of its affiliated entities.

A-1

Exhibit B

EATON VANCE MUTUAL FUNDS TRUST FORM OF INVESTMENT ADVISORY AGREEMENT ON BEHALF OF EATON VANCE STRATEGIC INCOME FUND

AGREEMENT made this ___ day of May, 2007, between Eaton Vance Mutual Funds Trust, a Massachusetts business trust (the “Trust”), on behalf of Eaton Vance Strategic Income Fund (the “Fund”) and Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1. Duties of Eaton Vance. The Trust hereby employs Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

Eaton Vance hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of Eaton Vance’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment activities. Eaton Vance shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

Eaton Vance shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify Eaton Vance thereof in writing, Eaton Vance shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Eaton Vance shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

Eaton Vance shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by Eaton Vance, and to that end Eaton Vance is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, Eaton Vance shall adhere to procedures adopted by the Board of Trustees of the Fund.

2. Compensation of Eaton Vance. For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the Trust compensation in an amount equal to a percentage of the average daily net assets of the Fund per annum which are not invested in other investment companies for which Eaton Vance or its affiliate serves as adviser or administrator (“Eaton Vance Funds”), as listed below.

Average Daily Net Assets for the Month	Annual Asset Rate
excluding shares of other Eaton Vance Funds

Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

3. Allocation of Charges and Expenses. It is understood that the Fund will pay all expenses other than those expressly stated to be payable by Eaton Vance hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of Eaton Vance’s organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in Eaton Vance as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of Eaton Vance are or may be or become similarly interested in the Trust, and that Eaton Vance may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of Eaton Vance may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which Eaton Vance may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5. Limitation of Liability of Eaton Vance. The services of Eaton Vance to the Trust are not to be deemed to be exclusive, Eaton Vance being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Eaton Vance, Eaton Vance shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

6. Sub-Investment Advisers. Eaton Vance may employ one or more sub-investment advisers from time to time to perform such of the acts and services of Eaton Vance, including the selection of brokers or dealers to execute the Trust’s portfolio security transactions, and upon such terms and conditions as may be agreed upon under an agreement between Eaton Vance and such investment adviser that is approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940. Each such sub-investment adviser’s performance of its obligation under any such agreement shall be supervised by Eaton Vance. Further, Eaton Vance may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder.

7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such date is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of Eaton Vance, as the case may be, and the Trust may, at any time upon such written notice to Eaton Vance, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of Eaton Vance or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940 or the rules hereunder, by vote of a majority of the outstanding voting securities of the Trust.

9. Limitation of Liability. Eaton Vance expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust, and Eaton Vance hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and Eaton Vance arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

10. Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms “Holders” and “Interests” when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

EATON VANCE MUTUAL FUNDS TRUST
On behalf of Eaton Vance Strategic Income Fund

By: _________________________________
President

EATON VANCE MANAGEMENT

By: ________________________________
Vice President
and not individually

Exhibit C

GLOBAL MACRO PORTFOLIO FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ___ day of May, 2007, between Eaton Vance Mutual Funds Trust, a Massachusetts business trust (the “Trust”), on behalf of Global Macro Portfolio (the “Fund”) and Boston Management and Research, , a Massachusetts business trust (“BMR”), a subsidiary of Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1. Duties of Eaton Vance. The Trust hereby employs BMR to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

BMR hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of BMR’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of BMR’s organization and all personnel of BMR performing services relating to research and investment activities. BMR shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

BMR shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, BMR shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify BMR thereof in writing, BMR shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. BMR shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

BMR shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by BMR, and to that end BMR is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, BMR shall adhere to procedures adopted by the Board of Trustees of the Fund.

2. Compensation of BMR. For the services, payments and facilities to be furnished hereunder by BMR, BMR shall be entitled to receive from the Trust compensation in an amount equal to a percentage of the average daily net assets of the Fund per annum. Under the Advisory Agreement, the Fund will be obligated to pay BMR a monthly advisory fee based on the following:

Average Daily Net Assets for the Month	Annual Asset Rate

Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

BMR may, from time to time, waive all or a part of the above compensation.

3. Allocation of Charges and Expenses. It is understood that the Fund will pay all expenses other than those expressly stated to be payable by BMR hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of BMR’s organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in BMR as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of BMR are or may be or become similarly interested in the Trust, and that BMR may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of BMR may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which BMR may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or “Boston Management and Research” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5. Limitation of Liability of BMR. The services of BMR to the Trust are not to be deemed to be exclusive, BMR being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of BMR, BMR shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

6. Sub-Investment Advisers. BMR may employ one or more sub-investment advisers from time to time to perform such of the acts and services of BMR, including the selection of brokers or dealers to execute the Trust’s portfolio security transactions, and upon such terms and conditions as may be agreed upon under an agreement between BMR and such investment adviser that is approved by the Trustees of the Trust, all as permitted by the Investment Company Act of 1940. Each such sub-investment adviser’s performance of its obligation under any such agreement shall be supervised by BMR. Further, BMR may, with the approval of the Trustees of the Trust and without the vote of any Interests in the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the Investment Company Act of 1940 and the rules hereunder.

7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such date is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of BMR or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of BMR, as the case may be, and the Trust may, at any time upon such written notice to BMR, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of BMR or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the Investment Company Act of 1940 or the rules hereunder, by vote of a majority of the outstanding voting securities of the Trust.

9. Limitation of Liability. BMR expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust, and BMR hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and BMR arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

10. Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms “Holders” and “Interests” when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

GLOBAL MACRO PORTFOLIO

By: ___________________________________
President

BOSTON MANAGEMENT AND RESEARCH

By: ___________________________________
Vice President
and not individually

EXHIBIT D

			Investment Advisory
Fund	Fund Assets*	Investment Objective	Breakpoint	Advisory Fee Rate

Capital & Income Strategies	$507,983	Total Return	Up to $500 million	0.650%
Equity Asset Allocation	$895,770	Total Return	Up to $500 million	0.800%

* These funds were launched on December 29, 2006, therefore, their assets are as of February 28, 2007.

D-1

	Portfolio Net	Investment	Investment Advisory	Advisory		EXHIBIT E
Portfolio	Assets*	Objective	Breakpoint	Fee Rate		Reductions/Waivers

				Income	Assets

Boston Income	$1.9 billion	High Level of	$1.5 - $2 billion		0.600%	Pursuant to a fee reduction agreement effective 3/28/05, breakpoints added for assets over $1.5 billion
		Current Income

Cash Management	$1.3 billion	High Rate of	N/A		0.500%
		Income

Dividend Income	$74.6 million	Total Return	Up to $500 million		0.650%

Floating Rate	$7.4 billion	High Level of	$5 - $10 billion		0.480%	Pursuant to a fee reduction agreement effective 3/27/06, breakpoints added for assets over $10 billion
		Current Income

Government	$727.8 million	High Current	$500 million - $ billion		0.6875%	Pursuant to a fee reduction agreement effective 6/14/04, breakpoints added for assets over $500 million
Obligations		Return

High Income	$1.1 billion	High Level of	$1 - $1.5 billion	2.50%	0.250%
		Current Income

Investment Grade	0**	Current Income	Up to $130 million		0.625%
Income		& Total Return

Investment Portfolio	$38.8 million	Total Return	N/A		0.500%

Large-Cap Growth	$84.0 million	Total Return	Up to $500 million		0.650%

Large-Cap Value	$4.3 billion	Total Return	$2 - $5 billion		0.600%	Pursuant to a fee reduction agreement effective 3/27/06, breakpoints added for assets over $2 billion

Utilities	$1.4 billion	Total Return	$1 - $1.5 billion		0.600%	Pursuant to a fee reduction agreeement effective 6/14/04, breakpoints revisered starting at 0.65% for assets up to $500 million

*	As of Portfolio’s fiscal year end.

**	As of FYE December 31, 2006, the Portfolio did not have any assets.

E-1

PROXY TABULATOR 48 WALL STREET NEW YORK, NEW YORK 10005

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

	VOTE BY TELEPHONE		VOTE ON THE INTERNET		VOTE BY MAIL
1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement and have this	1)	Read the Proxy Statement
	card at hand		card at hand	2)	If you want to vote use the Proxy Card
2)	Call 1-800-690-6903	2)	Go to www.proxyweb.com/proxy		on reverse
3)	Enter control number shown at left and	3)	Enter control number shown at left and	3)	Return the card in the postage-paid
	follow the simple instructions		follow the simple instructions		envelope provided
4)	Keep this card for your records	4)	Keep this card for your records

*** 999 999 999 999 99 ***

Eaton Vance Strategic Income Fund

SPECIAL MEETING OF SHAREHOLDERS

May 18, 2007

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints THOMAS E. FAUST JR., ALAN R. DYNNER and MARK S. VENEZIA, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, May 18, 2007 at 1:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Dated: __________________

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

__________________________________________________________ Signature(s): (Sign in the Box)

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

EATON VANCE PROXY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [ X ]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve an Investment Advisory Agreement between Eaton Vance
	Management and Eaton Vance Strategic Income Fund that clarifies Eaton	[ ]	[ ]	[ ]
Vance’s responsibility for allocating assets among the Underlying Portfolios and also gives Eaton Vance the ability to invest Fund assets in other securities directly, if appropriate.

2.	To approve a new Investment Advisory Agreement between Boston Management and Research and Global Macro Portfolio reflecting a restructured revised
	advisory fee that would (i) convert the current income and asset based	[ ]	[ ]	[ ]
components of the advisory fee into a single asset based fee and (ii) consolidate the administration fee into the advisory fee.

3.	To authorize the Board of Trustees to select investment sub-advisers and enter
	into investment sub-advisory agreements without obtaining shareholder approval	[ ]	[ ]	[ ]
to the extent permitted by applicable law.

NOTE ADDRESS CHANGE: _______________________________
_______________________________
_______________________________

PLEASE SIGN ON REVERSE SIDE
EVD